18

EXHIBIT  23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



We consent to the inclusion in this registration statement on Form S-8, under caption "Experts", the reference to our report dated December 28, 2001 with respect to the Financial Statements of The Amanda Company, Inc, for the year ended September 30, 2001.


/s/  Pohl,  McNabola,  Berg  &  Company  LLP
Pohl,  McNabola,  Berg  &  Company  LLP

May  3,  2002
San  Francisco,  California